Exhibit 99.2

November 11, 2003

MARRIOTT INTERNATIONAL, INC.

Non-GAAP Financial Measure Reconciliation

Timeshare Return on Invested Capital

($ in millions)

	1999	2000	2001	2002	2003 E
Timeshare financial results	$123	$138	$147	$183	$147
Interval International gain [1]	—	—	—	(44)	—
Timeshare capitalized interest	8	21	30	23	22

Earnings before interest expense and income taxes	$131	$159	$177	$162	$169

Average Capital Investment	$1,105	$1,336	$1,748	$2,050	$2,178

Return on invested capital [2]	12%	12%	10%	8%	8%

[1]	Adjustment reflects a non-recurring gain related to the sale of our investment in Interval International.

[2]	Return on invested capital is a financial measure that is not presented in accordance with accounting principles generally accepted in the United States. We consider return on invested capital to be a meaningful indicator of our operating performance because it measures how effectively we use the money invested in our timeshare operations. Timeshare financial results as adjusted is a meaningful indicator of timeshare performance because it reflects that portion of our financial results which is recurring and as such is useful for comparability purposes and measuring the Company's trends. However, return on invested capital and financial results as adjusted should not be considered an alternative to net income, income from continuing operations or any other operating measure prescribed by accounting principles generally accepted in the United States.

MARRIOTT INTERNATIONAL, INC.

Non-GAAP Financial Measure Reconciliation

Adjusted Financial Results and Earnings per Share from Continuing Operations

($ in millions)

	FY 2001
	As Reported	Restructuring Costs [1]	Other Charges [2]	As Adjusted [4]
FINANCIAL RESULTS
Full-Service	$294	$26	$58	$378
Select-Service	145	5	8	158
Extended-Stay	55	11	5	71

Core Lodging Total	494	42	71	607
Timeshare	147	2	—	149

Total Lodging	641	44	71	756

Interest Expense	(109)	—	—	(109)
Interest Income	94	—	6	100
Provision for Loan Losses	(48)	—	43	(5)
Corporate Expenses	(139)	—	22	(117)
Restructuring Costs	(18)	18	—	—

Income from Continuing Operations before Income Taxes	421	62	142	625

Income Tax Provision	(152)	(23)	(52)	(227)

Income from Continuing Operations	$269	$39	$90	$398

Diluted earnings per share from continuing operations [3]	$1.05			$1.54

Diluted Shares	256.7			260.8

[1]	Adjustment reflects non-recurring restructuring costs, as noted in our fiscal 2002 Form 10-K.

[2]	Adjustment reflects non-recurring other charges, as noted in our fiscal 2002 Form 10-K.

[3]	Adjusted earnings per share from continuing operations is a financial measure that is not presented in accordance with accounting principles generally accepted in the United States. We consider adjusted earnings per share from continuing operations to be a meaningful indicator of our operating performance because it reflects that portion of our earnings per share from continuing operations which is recurring and as such is useful for comparability purposes and measuring the Company’s financial trends. However, adjusted earnings per share from continuing operations should not be considered an alternative to earnings per share from continuing operations or any other operating measure prescribed by accounting principles generally accepted in the United States.

[4]	Adjusted financial results is a financial measure that is not presented in accordance with accounting principles generally accepted in the United States. We consider adjusted financial results to be a meaningful indicator of our operating performance because it reflects that portion of our financial results which is recurring and as such is useful for comparability purposes and measuring the Company’s trends. However, adjusted financial results should not be considered an alternative to net income, financial results, operating profit, or any other operating measure prescribed by accounting principles generally accepted in the United States.

MARRIOTT INTERNATIONAL, INC.

Non-GAAP Financial Measure Reconciliation

Adjusted Financial Results and Earnings per Share from Continuing Operations

($ in millions)

	FY 2002
	As Reported	Goodwill Write-down [1]	Interval International Gain [2]	As Adjusted [4]
FINANCIAL RESULTS

Lodging
Full-Service	$397	$—	$—	$397
Select-Service	130	—	—	130
Extended-Stay	(3)	50	—	47

Core Lodging Total	524	50	—	574
Timeshare	183	—	(44)	139

Total Lodging	707	50	(44)	713
Synthetic Fuel	(134)	—	—	(134)

	573	50	(44)	579

Interest Expense	(86)	—	—	(86)
Interest Income	122	—	—	122
Provision for Loan Losses	(12)	—	—	(12)
Corporate Expenses	(126)	—	—	(126)

Income from Continuing Operations before Income Taxes	471	50	(44)	477

Income Tax (Provision)/Benefit	(32)	(18)	15	(35)

Income from Continuing Operations	$439	$32	$(29)	$442

Diluted earnings per share from continuing operations [3]	$1.74			$1.75

Diluted Shares	254.6			254.6

[1]	Adjustment reflects a non-recurring write-down of acquisition goodwill associated with our executive housing business, as noted in our fiscal 2002 Form 10-K.

[2]	Adjustment reflects a non-recurring gain related to the sale of our investment in Interval International, as noted in our fiscal 2002 Form 10-K.

[3]	Adjusted earnings per share from continuing operations is a financial measure that is not presented in accordance with accounting principles generally accepted in the United States. We consider adjusted earnings per share from continuing operations to be a meaningful indicator of our operating performance because it reflects that portion of our earnings per share from continuing operations which is recurring and as such is useful for comparability purposes and measuring the Company’s financial trends. However, adjusted earnings per share from continuing operations should not be considered an alternative to earnings per share from continuing operations or any other operating measure prescribed by accounting principles generally accepted in the United States.

[4]	Adjusted financial results is a financial measure that is not presented in accordance with accounting principles generally accepted in the United States. We consider adjusted financial results to be a meaningful indicator of our operating performance because it reflects that portion of our financial results which is recurring and as such is useful for comparability purposes and measuring the Company’s trends. However, adjusted financial results should not be considered an alternative to net income, financial results, operating profit, or any other operating measure prescribed by accounting principles generally accepted in the United States.

MARRIOTT INTERNATIONAL, INC.

Non-GAAP Financial Measure Reconciliation

Earnings Before Interest Expense, Taxes, Depreciation and

Amortization from continuing operations 2

($ in millions)

	Q4 2002	Q1 2003	Q2 2003	Q3 2003	LTM [1]
Income from continuing operations	$116	$87	$126	$93	$422
Depreciation	38	29	27	30	124
Amortization	10	5	7	7	29
Interest expense	27	26	25	26	104
Income tax (benefit)/provision	(8)	(40)	(16)	33	(31)

EBITDA from continuing operations [2]	$183	$107	$169	$189	$648

[1]	Reflects the four quarters ended September 12, 2003.

[2]	Earnings before interest expense, income taxes, depreciation and amortization (EBITDA) from continuing operations is a financial measure that is not presented in accordance with accounting principles generally accepted in the United States. We consider EBITDA from continuing operations to be an indicator of operating performance, which can be used to measure our ability to service debt, fund capital expenditures and expand our business. However, EBITDA from continuing operations is not an alternative to net income, financial results, or any other operating measure prescribed by accounting principles generally accepted in the United States.

MARRIOTT INTERNATIONAL, INC.

Detail

Timeshare Cash from Operations

($ in millions)

	2000	2001	2002	2003E	2006E
Timeshare financial results	$138	$147	$183	$147	$287
Gain on sale [1]	—	—	(44)	—	—
Tax expense [2]	(51)	(53)	(48)	(51)	(102)
Timeshare operating activity, net	(195)	(358)	(63)	(114)	36
Depreciation and amortization	22	34	38	44	49

Timeshare cash (used in) provided by operations	$(86)	$(230)	$66	$26	$270

[1]	The gain on sale is not an operating activity and therefore is deducted. The proceeds from the sale are included in investing activities on the statement of cash flows.

[2]	Tax expense is computed using the Company’s core tax rates for the respective years and assumes the taxes are paid in cash at the time the tax expense is incurred.